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                                                                    EXHIBIT 10.7

                                  Telynx, Inc.
                                 6006 North Mesa
                              El Paso, Texas 79912
                            Tel. No.: (915) 581-5828
                             Fax No.: (915) 581-7721

                                                              October 4, 2001

The Investors Named Below:

Dear Sir/Madam:

    Reference is made to the Subscription Agreement by and between Telynx, Inc. (the "Company") and The Keshet Fund, L.P., Keshet, L.P., Nesher, Ltd., Talbiya
B. Investments Ltd. and Esquire Trade & Finance, Inc., and as amended to include Laurus Master Fund, Ltd. (the "Investors"), dated as of July 27, 2000 (the "Equity Line Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Equity Line Agreement.

    As you are aware, the Company is in the process of filing a registration statement for the Investors. As you are also aware, the Securities and Exchange Commission will not allow the Company to register shares of common stock which the Investors may purchase in the future pursuant to the Equity Line Agreement.

    Accordingly, the Company hereby terminates the Equity Line Agreement.

    Please sign the enclosed copies of this letter and return them to us.

                                             Very truly yours,

                                             TELYNX, INC.

                                             By: /s/ Kent Van Houten
                                                 -------------------
                                                 Name: Kent Van Houten
                                                 Title: Chief Financial Officer

Accepted and Agreed:
THE KESHET FUND, L.P.


By: /s/ JOHN CLARKE
   ---------------------------
   Name:  John Clarke
   Title: Authorized Signatory

KESHET, L.P.

By: /s/ JOHN CLARKE
   ---------------------------
   Name:  John Clarke
   Title: Authorized Signatory

NESHER, LTD.

By: /s/ JOHN CLARKE
   ---------------------------
   Name:  John Clarke
   Title: Director
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TALBIYA B. INVESTMENTS LTD.


By: /s/ JOHN CLARKE
   ---------------------------
   Name:  John Clarke
   Title: Director

ESQUIRE TRADE & FINANCE, INC.


By: /s/ GISELLA KINDLE
   ---------------------------
   Name:  Gisella Kindle
   Title: Director

LAURUS MASTER FUND, LTD.


By: /s/ DAVID GRIN
   ---------------------------
   Name:  David Grin
   Title: Director